SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  June 25, 2008
                               ------------------
                         Date of Earliest Reported Event

                              AMEN PROPERTIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       NA

              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                    FORM 8-K


Item 2.05 - Costs Associated with Exit or Disposal Activities

On June 25, 2008 the Board of Directors of Amen Properties (the "Company") authorized a plan to discontinue the operations of W Power and Light ("W Power"), the Company's retail electricity provider business. Management recommended this plan to the Board based on the unfavorable conditions in the Texas retail electricity market which have been exacerbated by heightened volatility in recent months. Management is working to settle W Power's existing supply contracts and transfer its customer contracts to another retail electricity provider and expects to complete these activities by the end of August.


Management expects the costs associated with discontinuing W Power's operations to fall within the following ranges:





  Description                                             Estimated Cost
  -----------                                             --------------

  Mark to market payment on transfer of customer
  agreements to another retail electricity provider     $250 - 300 thousand

  Costs to settle supply contracts                      $500 - 700 thousand
                                                        -------------------

  Total                                             $750 thousand - $1 million



In addition to the costs shown above, management expects additional costs typical of winding down operations but does not expect these costs to be material. Management plans to record a charge to earnings for these projected shut down costs in the Company's second quarter 2008 financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMEN Properties, Inc.
                                       ---------------------
                                       (Registrant)



                                       By:    /s/  Jon M Morgan
                                          -------------------------------------
 Date:  July 10, 2008                     Jon M Morgan, Chief Executive Officer
                                          (Signature)